1 INVESTOR PRESENTATION May 2017

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward- looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 28, 2016 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. The Company believes that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted Income Before Taxes, Adjusted EBITDA and Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non- GAAP reconciliations.

3 DENNY’S INVESTMENT HIGHLIGHTS * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow. 1. Full Year Guidance provided in First Quarter 2017 Earnings Release dated May 2, 2017. 2. Data as of March 29, 2017, the end of Fiscal First Quarter 2017. Consistently Growing Same-Store Sales  Six consecutive years of system-wide same-store sales growth  Highest annual same-store sales growth in over a decade in 2015 Expanding Global Footprint  More than 450 new restaurants opened since 2009 (>25% of the system)  More than 50 international locations opened since 2009 (8 new countries) Growing Profitability with 90% Franchised Business  22% Adjusted EBITDA* growth since 2011  27% Adjusted EPS* growth in 2016 with 175% Adjusted EPS* growth since 2011 Strong Free Cash Flow* Generation  Generated over $280M in Free Cash Flow* over the last 6 years, after capital expenditures, cash interest, and cash taxes  2017 Full Year Guidance1 is $58M to $60M in Free Cash Flow* Consistently Returning Capital to Shareholders  Nearly $60M allocated to repurchase shares in 2016  More than $285M allocated to share repurchase program since November 20102

4 Run Restaurants Serving Classic American Comfort Food at a Good Price Around the Clock EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS Drive Profit Growth for All Stakeholders Grow the Global Franchise Consistently Operate Great Restaurants Deliver a Differentiated and Relevant Brand “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” OUR GUIDING PRINCIPLES

5 For unpretentious, loyal, hardworking people everywhere, Denny’s is always there for you. Our light is always on and our door is always open, welcoming you, and the people you care about, to come inside. Our friendly staff lets everyone forget about the small stuff, be themselves and focus on what’s important, while savoring a varied menu of classic, comforting American fare, at a fair price. DELIVERING A DIFFERENTIATED AND RELEVANT BRAND Welcome to America’s Diner Food Service Atmosphere

6 MENU EVOLUTION TO MATCH GUESTS’ NEEDS FOCUS ON BETTER QUALITY, MORE CRAVEABLE PRODUCTS More Than 50% of Core Menu Items Changed or Improved Since 2013 Leading to Significant Improvement in Taste and Quality Scores

7 COMPELLING LIMITED TIME ONLY OFFERINGS FOUR MODULES IN 2016 HELPED DRIVE TRAFFIC WITH FEWER, HARDER WORKING PRODUCTS LEADING TO OPERATIONAL EFFICIENCIES

8 NEWEST LIMITED TIME ONLY OFFERINGS HIGHLIGHT OUR HAND-PRESSED 100% BEEF BURGERS AND PREMIUM MILKSHAKES

9 EVERYDAY VALUE MENU HELPING TO DRIVE TRAFFIC  High awareness as 1 in 5 guests say they visit Denny’s because of $2468 Value Menu  Utilize local and national media targeting popular products like $4 Everyday Value Slam  Changed 50% of the menu in the past 24 months providing more percent margin friendly products  19% average incidence rate of 16 products since national launch in April 2010, ranging from approximately 16% to 23%

10 ENGAGING KEY CUSTOMER SEGMENTS THROUGH TRADITIONAL AND NEW MEDIA Boomers Families with Kids (under 12) Hispanic Millennials

11 >75% System >50% System ~100% Company REMODEL PROGRAM ENHANCING TRAFFIC AND SCORES THE HERITAGE IMAGE RESTAURANT * Data as of March 29, 2017, the end of Fiscal First Quarter 2017. Includes new openings and international restaurants. Q1 2017* Year End 2018

12 HERITAGE IMAGE KEY TO REVITALIZING LEGACY BRAND L e gacy D e n n y’ s New D e n n y’ s

13  Investments in training talent, tools, and strategies driving improvements in guest satisfaction scores  Denny’s Pride Review Program introduced in 2014 with new team of coaches evaluating and sharing best practices  Close collaboration with franchisees executing remodels, improving speed of service, and growing margins  High level of involvement with franchisees planning and executing initiatives through Brand Advisory Councils and Denny’s Franchisee Association (DFA) FOCUS ON OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT OVERALL SATISFACTION SCORES HIGHEST SINCE WE STARTED MEASURING

14 EXPANDING GLOBAL FOOTPRINT Growth Initiatives Enabled More Than 450 New Restaurant Openings Since 2009 with 90% Opened by Franchisees 40 136 61 40 46 38 45 50 10 107 27 3 12 2 8 23 (20) 20 60 100 140 2009 2010 2011 2012 2013 2014 2015 2016 New Restaurant Openings Net Restaurant Growth** * Full Year Guidance provided in First Quarter 2017 Earnings Release dated May 2, 2017. ** Excludes acquisitions, refranchisings, and relocations. Includes total of 123 Flying J Travel Center conversion openings with 100 opened in 2010 and 23 opened in 2011. 2017 Annual Unit Growth Guidance* New Restaurant Openings: 45 – 50 Net Restaurant Growth: 10 - 20

15 400 3 5 23 45 194 28 83 34 10 4 4 27 30 15 8 5 3 4 17 3 41 9 4 5 6 22 135 17 27 7 24 55 15 21 38 43 38 3 27 54 6 10 23 1 2 3 11 5 6 2 DOMESTIC EXPANSION OPPORTUNITY TOP 10 U.S. MARKETS* DMA UNITS Los Angeles 186 Phoenix 65 Houston 62 Sacramento/Stockton 52 Dallas/Ft. Worth 51 San Francisco/San Jose 44 Orlando 43 San Diego 42 Miami 37 Chicago 35 More than 1,600 Restaurants in the U.S.* with Strongest Presence in West Coast, Southwest, Texas, and Florida * Data as of March 29, 2017, the end of Fiscal First Quarter 2017.

16 GROWING NUMBER OF INTERNATIONAL LOCATIONS United States 1,605 Canada 74 Puerto Rico 13 Mexico 10 New Zealand 7 Honduras 5 Costa Rica 3 Dominican Republic 3 United Arab Emirates 3 Philippines 3 Guam 2 Curaçao 1 El Salvador 1 Trinidad and Tobago 1 International Presence of 126 Restaurants in 13 Countries and U.S. Territories has grown by 60% Since Year End 2009* Santo Domingo Dubai Abbotsford Tegucigalpa * Data as of March 29, 2017, the end of Fiscal First Quarter 2017.

17 GROWING BASE OF NON-TRADITIONAL LOCATIONS UNC Charlotte Leading Full-Service Brand in Travel Centers Non-Traditional Locations at Universities and Military Bases University of Alabama Birmingham Pilot Flying J Travel Center Kwik Trip Travel Center

18  33 franchisees with more than 10 restaurants each collectively comprise 57% of the franchise system  As we strive to be a model franchisor, we listen, partner, share, refine and invite participation from our franchisees in virtually all brand strategies and initiatives through our Denny’s Franchisee Association and Brand Advisory Councils  The largest-ever turnout at the 2016 Annual Denny’s Franchisee Association Convention is evidence of our growing momentum and brand relevance STRONG PARTNERSHIP WITH FRANCHISEES Well Diversified, Experienced, and Energetic Group of 265 Franchisees 1. Data as of March 29, 2017, the end of Fiscal First Quarter 2017. Total Franchise Number of Number of Total Franchise Units as % Franchise Units Franchisees Units of Total 1 94 94 6% 2 - 5 102 296 19% 6 - 10 36 279 18% 11 - 15 11 141 9% 16 - 30 13 279 18% > 30 9 470 30% Total 265 1,559 100% Ownership of 1,559 Franchisee Restaurants 1

19 TOTAL SYSTEM SALES AND ADJUSTED EBITDA GROWTH $2.4 $2.5 $2.5 $2.6 $2.7 $2.8 $2.2 $2.3 $2.4 $2.5 $2.6 $2.7 $2.8 $2.9 2011 2012 2013 2014 2015 2016 $ B s Total System Sales $81.8 $77.9 $76.9 $82.5 $88.7 $99.4 15.2% 16.0% 16.6% 17.5% 18.1% 19.6% 14% 15% 16% 17% 18% 19% 20% 21% $65.0 $70.0 $75.0 $80.0 $85.0 $90.0 $95.0 $100.0 2011 2012 2013 2014 2015 2016 $ M s Adjusted EBITDA Adjusted EBITDA $ Adjusted EBITDA % Total System Sales Have Grown by Over $400 Million Since 2011 Adjusted EBITDA Growth of 22% Over Last 5 Years

20 COMPANY SALES AND MARGINS $1.8 $1.9 $2.0 $2.1 $2.2 $2.3 $1.45 $1.60 $1.75 $1.90 $2.05 $2.20 $2.35 2011 2012 2013 2014 2015 2016 $ M s Company AUVs $53.8 $51.5 $44.8 $45.9 $58.7 $65.2 13.1% 14.6% 13.6% 13.7% 16.6% 17.8% 12% 13% 14% 15% 16% 17% 18% 19% $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 2011 2012 2013 2014 2015 2016 $ M s Company Margin Company Margin $ Company Margin % Steady Growth in Company Restaurant Average Unit Volumes Company Restaurant Margins Expanded by 470 bps Over Last 5 Years

21 FRANCHISE SALES AND MARGINS $1.4 $1.4 $1.4 $1.5 $1.5 $1.6 $1.25 $1.30 $1.35 $1.40 $1.45 $1.50 $1.55 $1.60 2011 2012 2013 2014 2015 2016 $ M s Franchise AUVs $82.6 $88.0 $88.2 $92.9 $94.9 $98.8 65.0% 65.3% 65.7% 67.5% 68.6% 70.8% 64% 65% 66% 67% 68% 69% 70% 71% 72% $70.0 $75.0 $80.0 $85.0 $90.0 $95.0 $100.0 $105.0 2011 2012 2013 2014 2015 2016 $ M s Franchise Margin Franchise Margin $ Franchise Margin % Steady Growth in Franchise Restaurant Average Unit Volumes Franchise Operating Margins Expanded by 580 bps Over Last 5 Years

22 CONSISTENTLY GROWING SAME-STORE SALES 0.6% 1.2% 0.9% 1.8% 1.9% 2.4% 4.7% 7.2% 7.3% 6.1% 2.9% 2.5% (0.5%) 1.0% 0.5% (1.1%) (2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Denny’s System-Wide Same-Store Sales (Domestic) Positive System-Wide Same-Store Sales in 14 of Last 16 Quarters Achieved Highest Annual Domestic Same-Store Sales Growth in Over a Decade in 2015 2017 Annual Same-Store Sales Guidance* Company: Flat to 2% Domestic Franchised: Flat to 2% * Full Year Guidance provided in First Quarter 2017 Earnings Release dated May 2, 2017.

23 GROWING EARNINGS PER SHARE* Highly Franchised Business Provides Lower Risk with Additional Upside from Operating Meaningful Base of High Volume Company Restaurants $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0 $10 $20 $30 $40 $50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2011 2012 2013 2014 2015 2016 A d ju ste d N et In c o m e * ($ M illio n s ) A d ju ste d N et I n c o m e * p e r S h a re Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share), and Free Cash Flow.

24 $7 - $9 $11.5 - $12 $22 - $24 STRONG FREE CASH FLOW* GENERATION * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow. ** Full Year Guidance provided in First Quarter 2017 Earnings Release dated May 2, 2017. Over $280 Million in Free Cash Flow* Generated Over Last 6 Years 2017 Investments include 3 High-Performing Company Restaurant Relocations $101 - $103 $58 - $60 $17.0 $11.6 $9.1 $8.1 $8.3 $11.2 $1.1 $2.0 $2.8 $3.8 $5.4 $3.0 $16.1 $15.6 $20.8 $22.1 $32.8 $34.0 $81.8 $77.9 $76.9 $82.5 $88.7 $99.4 $47.6 $48.8 $44.2 $48.5 $42.3 $51.1 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 Guidance** $ M il li o n s Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Free Cash Flow*

25 SOLID BALANCE SHEET WITH FLEXIBILITY Growing Adjusted EBITDA* Enables Higher Leverage while Maintaining Financial Flexibility to Make Investments and Return Capital to Shareholders 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 2010 2011 2012 2013 2014 2015 2016 Q1 2017 $0 $100 $200 $300 $400 $500 $600 T o ta l D e b t / A d ju ste d E B IT D A * T ota l De b t * ($ M illio n s ) Total Debt* Total Debt / Adjusted EBITDA* 2x to 3x Total Debt to Adjusted EBITDA* Ratio Target * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow. Total Debt is Gross Debt including Capital Lease Obligations.

26  Nearly $60 million allocated to repurchase shares in 2016, including $25 million accelerated share repurchase program  Over $285 million allocated to repurchase shares since November 2010*  $67 million remaining in share repurchase authorization program* CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS $3.9 $21.6 $22.2 $24.7 $36.0 $105.8 $58.7 $12.3 Q4 2010 2011 2012 2013 2014 2015 2016 Q1 2017 SHARE REPURCHASES ($ Millions) Over $285 Million Allocated Towards Share Repurchases Since We Started to Return Excess Capital to Shareholders in Late 2010* * Data as of March 29, 2017, the end of Fiscal First Quarter 2017.

27 (50%) 0% 50% 100% 150% 200% 250% 300% De c -1 0 F e b -1 1 Apr-1 1 J u n -1 1 Aug -1 1 O c t- 1 1 De c -1 1 F e b -1 2 Apr-1 2 J u n -1 2 Aug -1 2 O c t- 1 2 De c -1 2 F e b -1 3 Apr-1 3 J u n -1 3 Aug -1 3 O c t- 1 3 De c -1 3 F e b -1 4 Apr-1 4 J u n -1 4 Aug -1 4 O c t- 1 4 De c -1 4 F e b -1 5 Apr-1 5 J u n -1 5 Aug -1 5 O c t- 1 5 De c -1 5 F e b -1 6 Apr-1 6 J u n -1 6 Aug -1 6 O c t- 1 6 De c -1 6 F e b -1 7 DENN Up 241% S&P Small Cap 600 Restaurant Index Up 173% S&P Small Cap 600 Index Up 101% STOCK PRICE OUTPERFORMANCE 2011 The Beginning of Denny’s Brand Revitalization Between 2010 and Q1 2017, Denny’s Stock Price Rose 241%, or 2.4X the S&P Small Cap 600 Index and 1.4X the S&P Small Cap 600 Restaurants Index

28  Consistently growing same-store sales through brand revitalization strategies to enhance food, service, and atmosphere  Expanding global footprint with traditional and non-traditional distribution points  Growing profitability with 90% franchised business provides lower risk profile with upside from operating meaningful base of high volume restaurants  Strong Free Cash Flow* generation supported by solid balance sheet with significant flexibility to support brand investments  Consistently returning excess capital to shareholders through share repurchase program DENNY’S INVESTMENT HIGHLIGHTS * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow.

29 APPENDIX

30 EXPERIENCED AND COMMITTED LEADERSHIP TEAM John C. Miller, President and CEO since 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, Executive Vice President , Chief Administrative Officer and Chief Financial Officer since 2005. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operating Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Senior Vice President, Chief Marketing Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut, and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Senior Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Timothy E. Flemming, Senior Vice President, General Counsel and Chief Legal Officer. Joined the Company in 1993 and has served as General Counsel since 2008 after having served in the same capacity for the primary subsidiaries since 2005. Additional food service experience includes serving as Assistant General Counsel of Compass Group, North America. Jill A. Van Pelt, Senior Vice President, Chief People Officer. Joined Denny's in 2006 as Senior Director of Total Rewards and named Vice President of Human Resources in 2008. Prior experience includes various positions in Accounting, Human Resources Systems, and Human Resources for Maytag, Coastal Corporation, and Dynegy. Robert P. Verostek, Senior Vice President, Finance. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012. Prior experience includes various accounting roles for Insignia Financial Group.

31  TDn2K Global Best Practices Award 2016  Nation’s Restaurant News Power List (John C. Miller)  Diversity Journal’s Women Worth Watching Award (April Kelly-Drummond)  Diversity Journal Awards of Excellence Honorable Mention  Savoy Top Influential Women in Corporate America (April Kelly-Drummond, Brenda Lauderback, and Laysha Ward)  Most Influential Black Corporate Directors (Brenda Lauderback, George Haywood, and Laysha Ward)  Human Rights Campaign Equality Award Honoree (Dawn Lafreeda, Franchisee)  Asian Enterprise Top 100 Places to Work for Asian Americans  Latino Magazine “Latino 100”, Companies Providing the Most Opportunities for Latinos  Best Places to Work in South Carolina 2016 AWARDS AND COMMENDATIONS

NON-GAAP FINANCIAL RECONCILIATIONS

$ Millions	2006	2007	2008[1]	2009	2010	2011	2012	2013	2014[1]	2015	2016	Q1 2017
Net Income (loss)	**$28.5**	**$29.5**	**$12.7**	**$41.6**	**$22.7**	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$8.4**
Provision for Income Taxes[2]	16.3	6.7	3.5	1.4	1.4	(84.0)	12.8	11.5	16.0	17.8	16.5	4.7
Operating (Gains) Losses and Other Charges, Net	(47.9)	(31.1)	(6.4)	(14.5)	(4.9)	2.1	0.5	7.1	1.3	2.4	26.9	0.8
Other Non-Operating (Income) Expense, Net	8.0	0.7	9.2	(3.1)	5.3	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(0.4)
Share-Based Compensation	7.6	4.8	4.1	4.7	2.8	4.2	3.5	4.9	5.8	6.6	7.6	2.0
Adjusted Income Before Taxes	**$12.5**	**$10.5**	**$23.2**	**$30.0**	**$27.3**	**$37.3**	**$47.0**	**$49.2**	**$55.3**	**$62.9**	**$69.3**	**$15.5**
Interest Expense, Net	57.7	43.0	35.5	32.6	25.8	20.0	13.4	10.3	9.2	9.3	12.2	3.5
Depreciation and Amortization	55.3	49.3	39.8	32.3	29.6	28.0	22.3	21.5	21.2	21.5	22.2	5.7
Cash Payments for Restructuring Charges & Exit Costs	(5.1)	(9.1)	(9.1)	(7.5)	(7.0)	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.0)
Cash Payments for Share-Based Compensation	(0.9)	(0.9)	(1.0)	(2.4)	(1.9)	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)
Adjusted EBITDA	**$119.5**	**$92.9**	**$88.4**	**$85.0**	**$73.8**	**$81.8**	**$77.9**	**$76.9**	**$82.5**	**$88.7**	**$99.4**	**$19.8**
Adjusted EBITDA Margin %	12.0%	9.9%	11.6%	14.0%	13.5%	15.2%	16.0%	16.6%	17.5%	18.1%	19.6%	15.5%
Cash Interest Expense	(50.9)	(38.5)	(31.6)	(29.3)	(23.1)	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(3.3)
Cash Taxes	(1.3)	(2.3)	(1.1)	(0.6)	(0.9)	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(0.4)
Capital Expenditures	(33.1)	(33.1)	(27.9)	(18.4)	(27.4)	(16.1)	(15.6)	(20.8)	(22.1)	(32.8)	(34.0)	(6.8)
Free Cash Flow	**$34.3**	**$19.0**	**$27.9**	**$36.7**	**$22.4**	**$47.6**	**$48.8**	**$44.2**	**$48.5**	**$42.3**	**$51.1**	**$9.4**
Net Income (loss)						**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$8.4**
Pension Settlement Loss						0.0	0.0	0.0	0.0	0.0	24.3	0.0
Losses (Gains) on Sales of Assets and Other, Net						(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	0.0	0.7
Impairment Charges						4.1	3.7	5.7	0.4	0.9	1.1	0.0
Early Extinguishment of Debt						1.4	7.9	1.2	0.0	0.3	0.0	0.0
Tax Effect of Adjustments[3]						(0.8)	(1.6)	(2.2)	(0.1)	(0.4)	(2.5)	(0.2)
Adjusted Provision for Income Taxes[4]						(94.3)	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted Net Income						**$19.5**	**$25.2**	**$29.3**	**$32.9**	**$36.7**	**$42.3**	**$8.8**
Adjusted Net Income Per Share						**$0.20**	**$0.26**	**$0.31**	**$0.37**	**$0.43**	**$0.55**	**$0.12**

1. Includes 53 operating weeks.
2. In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
3. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%. Tax adjustments for full year 2013, 2014, and 2015 use full year effective tax rates of 31.9%, 32.9%, and 33.0%, respectively. Tax adjustment for the loss on pension termination for the year ended December 28, 2016 is calculated using an effective tax rate of 8.8%. The remaining tax adjustments for the year ended December 28, 2016 are calculated using the Company's effective tax rate of 30.9%. Tax adjustment for the three months ended March 29, 2017 is calculated using the Company's year-to-date effective tax rate of 36.2%.
4. Adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.

32